UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2026

URSB Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56829	39-4348578
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11-15 Cooke Avenue, Carteret, New Jersey		07008
(Address of Principal Executive Offices)		(Zip Code)

(732) 541-5445
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.
Other Events.

On September 16, 2026, United Roosevelt Savings Bank, the wholly-owned subsidiary of URSB Bancorp, Inc., appointed Raymond J. Vanaria, CPA to its Board of Directors, with a term beginning on October 28, 2026.  Lawrence B. Seidman, an investor in community banks, recommended Mr. Vanaria to the Bank’s Board of Directors.

Mr. Vanaria is a Member of the public accounting firm of Malesardi, Quackenbush, Swift & Company, LLC, Englewood, New Jersey.  He has previously served on the boards of directors of other publicly-traded community banks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URSB Bancorp, Inc.

Date: September 17, 2026	By: /s/ Kenneth R. Totten
Kenneth R. Totten
Chairman, President and Chief Executive Officer